Exhibit 10.22

                                          Participants with Employment Contracts

CIT Group Inc.
Long-Term Incentive Plan
Restricted Cash Unit Award Agreement

"Participant":

"Date of Award":  [___________], 2007

      This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of Restricted Cash Units ("RCUs") by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of RCUs. The Company hereby grants to the Participant [NUMBER] RCUs, subject to the terms and conditions of the Plan and this Award Agreement. Each RCU represents the unsecured right to receive in the future a cash payment equal to the Fair Market Value of one Share determined as of the Vesting Date (as defined below) (the "Settlement Amount"). The Participant shall not be required to pay any additional consideration for the payment of the Settlement Amount upon settlement of the RCUs.

            (B)   Vesting and Settlement of RCUs.

                  (1) Subject to the Participant's continued employment with the Company and its Subsidiaries (the "Company Group"), one hundred percent (100%) of the RCUs shall vest in full on the third anniversary of the Date of Award (the "Vesting Date").

                  (2) Each vested RCU shall be settled through a cash payment equal to the Settlement Amount on the last business day of the month in which the Vesting Date occurs (or as soon as administratively practicable thereafter, but in no event later than March 15th of the calendar year immediately following the calendar year in which the Vesting Date occurs (the "Settlement Date")).

                  (3) If, after the Date of Award and prior to the Settlement Date, dividends with respect to Shares are declared or paid by the Company, the Participant shall be entitled to receive a cash bonus payment (the "Dividend Bonus") in an amount equal to the cumulative dividends declared or paid on a Share during such period multiplied by the number of RCUs. Any portion of the Dividend Bonus payable pursuant to cumulative dividends declared or paid as either a whole number or fractional number of Shares (the "Stock Dividend") shall be converted into a cash value by multiplying the Stock Dividend by the Fair Market Value of one Share on the applicable dividend payment date. The Dividend Bonus shall be paid in cash on the Settlement Date for the underlying RCUs. If the Participant's employment with the Company Group terminates prior to the Settlement Date for any reason set forth in Section C(1) of this Award Agreement or if a Change of Control occurs, the Participant shall be entitled to receive the accrued and unpaid portion of the Dividend Bonus at the time the RCUs are settled in accordance with Sections C(1) or D, as applicable. If the Participant's employment terminates prior to the Settlement Date for any reason set forth in Section C(2), any accrued and unpaid portion of the Dividend Bonus shall be forfeited.

            (C)   Termination of Employment.

                  (1) If, prior to the Settlement Date, (i) the Participant's employment with the Company Group terminates due to the Participant's death, "Disability," "Retirement," or (ii) the Participant resigns for "Good Reason" or (iii) the Participant is terminated without "Cause" (each as defined in the applicable Employment Agreement between the Company and the Participant in effect on the Date of the Award), the RCUs shall vest immediately and shall settle, in accordance with Section B, on the last business day of the month in which the termination occurs (or as soon as administratively practicable thereafter); provided, however, in no event shall settlement occur later than March 15th of the calendar year immediately following the calendar year in which the Participant's termination of employment occurs.

                  (2) If, prior to a Vesting Date, the Participant's employment with the Company Group terminates for any reason other than as set forth in Section C(1), the unvested RCUs shall be cancelled immediately and the Participant shall immediately forfeit any rights to, and shall not be entitled to receive any payments with respect to, the RCUs including, without limitation, dividend equivalents pursuant to Section B(4).

            (D) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, if, prior to the Settlement Date, a Change of Control occurs, the RCUs shall vest and settle immediately upon the effective date of the Change of Control.

            (E) Transferability. RCUs are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (F)   Miscellaneous.

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt for administration of the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to administer the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) Payments contemplated with respect to the RCUs are intended to comply with the short-term deferral exemption under Section 409A of the Code and the regulations and guidance promulgated thereunder ("Section 409A"). Notwithstanding the forgoing or any provision of the Plan or this Award Agreement, if the Company determines that such exemption is not applicable to the RCUs, or any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of taxes, interest and penalties under Section 409A, and/or
                        (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the

                        Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A. This Section G(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the RCUs will not be subject to taxes, interest and penalties under
                        Section 409A.

                  (5) Payment of the Settlement Amount and the Dividend Bonus upon settlement of the RCUs is subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the Participant's FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant pursuant to the RCUs, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (G) Refusal of Award. If the Participant desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.

            IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                  CIT Group Inc.

                  By: _______________________________
                      Name:
                      Title:

                                                                 ESP Participant

CIT Group Inc.
Long-Term Incentive Plan
Restricted Cash Unit Award Agreement

"Participant":

"Date of Award":  [____________], 2007

      This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of Restricted Cash Units ("RCUs") by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of RCUs. The Company hereby grants to the Participant [NUMBER] RCUs, subject to the terms and conditions of the Plan and this Award Agreement. Each RCU represents the unsecured right to receive in the future a cash payment equal to the Fair Market Value of one Share determined as of the Vesting Date (as defined below) (the "Settlement Amount"). The Participant shall not be required to pay any additional consideration for the payment of the Settlement Amount upon settlement of the RCUs.

            (B)   Vesting and Settlement of RCUs.

                  (1) Subject to the Participant's continued employment with the Company and its Subsidiaries (the "Company Group"), one hundred percent (100%) of the RCUs shall vest in full on the third anniversary of the Date of Award (the "Vesting Date").

                  (2) Each vested RCU shall be settled through a cash payment equal to the Settlement Amount on the last business day of the month in which the Vesting Date occurs (or as soon as administratively practicable thereafter, but in no event later than March 15th of the calendar year immediately following the calendar year in which the Vesting Date occurs (the "Settlement Date")).

                  (3) If, after the Date of Award and prior to the Settlement Date, dividends with respect to Shares are declared or paid by the Company, the Participant shall be entitled to receive a cash bonus payment (the "Dividend Bonus") in an amount equal to the cumulative dividends declared or paid on a Share during such period multiplied by the number of RCUs. Any portion of the Dividend Bonus payable pursuant to cumulative dividends declared or paid as either a whole number or fractional number of Shares (the "Stock Dividend") shall be converted into a cash value by multiplying the Stock Dividend by the Fair Market Value of one Share on the applicable dividend payment date. The Dividend Bonus shall be paid in cash on the Settlement Date for the underlying RCUs. If the Participant's employment with the Company Group terminates prior to the Settlement Date for any reason set forth in Section C(1) of this Award Agreement or if a Change of Control occurs, the Participant shall be entitled to receive the accrued and unpaid portion of the Dividend Bonus at the time the RCUs are settled in accordance with Sections C(1) or D, as applicable. If the Participant's employment terminates prior to the Settlement Date for any reason set forth in Section C(2), any accrued and unpaid portion of the Dividend Bonus shall be forfeited.

            (C)   Termination of Employment.

                  (1) If, prior to the Settlement Date, (i) the Participant's employment with the Company Group terminates due to the Participant's death, Disability, Retirement or a RIF Termination (each, as defined below) or (ii) the Participant resigns for "Good Reason" or (iii) the Participant is terminated without "Cause" (each as defined in the Company's Employee Severance Plan, as amended), the RCUs shall vest immediately and shall settle, in accordance with Section B, on the last business day of the month in which the termination occurs (or as soon as administratively practicable thereafter); provided, however, in no event shall settlement occur later than March 15th of the calendar year immediately following the calendar year in which the Participant's termination of employment occurs. "Retirement" is defined as either (a) a Participant's election to retire upon attaining his or her "Normal Retirement Age"; or (ii) a Participant's election to retire upon (A) completing at least a 10-year "Period of Benefit Service" and (B) having either (1) attained age 55, or (2) incurred an "Eligible Termination" and, at the time of such "Eligible Termination," having attained age 54. The terms "Normal Retirement Age," "Period of Benefit Service" and "Eligible Termination" shall have the meaning as defined in the Retirement Plan. For purposes of this Award Agreement, (i) a "RIF Termination" shall mean the termination of a Participant's employment as a result of a reduction in force, corporate downsizing, change in operations, permanent and complete facility relocation or closing, or other similar job elimination, and (ii) "Disability" shall have the meaning ascribed thereto under the Company's long-term disability plan or policy applicable to the Participant, as in effect from time to time, or, in the event the Company has no long-term disability plan or policy, "Disability" shall have the same meaning as defined in the Company's applicable long-term disability plan or policy last in effect prior to the first date a Participant suffers from such Disability.

                  (2) If, prior to a Vesting Date, the Participant's employment with the Company Group terminates for any reason other than as set forth in Section C(1), the unvested RCUs shall be cancelled immediately and the Participant shall immediately forfeit any rights to, and shall not be entitled to receive any payments with respect to, the RCUs including, without limitation, dividend equivalents pursuant to Section B(4).

            (D) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, if, prior to the Settlement Date, a Change of Control occurs, the RCUs shall vest and settle immediately upon the effective date of the Change of Control.

            (E) Transferability. RCUs are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (F)   Miscellaneous.

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt for administration of the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to administer the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the

                        Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) Payments contemplated with respect to the RCUs are intended to comply with the short-term deferral exemption under Section 409A of the Code and the regulations and guidance promulgated thereunder ("Section 409A"). Notwithstanding the forgoing of any provision of the Plan or this Award Agreement, if the Company determines that such exemption is not applicable to the RCUs, or any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of taxes, interest and penalties under Section 409A, and/or
                        (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A. This Section G(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the RCUs will not be subject to taxes, interest and penalties under Section 409A.

                  (5) Payment of the Settlement Amount and the Dividend Bonus upon settlement of the RCUs is subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the Participant's FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant pursuant to the RCUs, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (G) Refusal of Award. If the Participant desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.

            IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                  CIT Group Inc.

                  By: _______________________________
                      Name:
                      Title:

CIT Group Inc.
Long-Term Incentive Plan
Restricted Cash Unit Award Agreement

"Participant":

"Date of Award":  [____________], 2007

      This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of Restricted Cash Units ("RCUs") by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of RCUs. The Company hereby grants to the Participant [NUMBER] RCUs, subject to the terms and conditions of the Plan and this Award Agreement. Each RCU represents the unsecured right to receive in the future a cash payment equal to the Fair Market Value of one Share determined as of the Vesting Date (as defined below) (the "Settlement Amount"). The Participant shall not be required to pay any additional consideration for the payment of the Settlement Amount upon settlement of the RCUs.

            (B)   Vesting and Settlement of RCUs.

                  (1) Subject to the Participant's continued employment with the Company and its Subsidiaries (the "Company Group"), one hundred percent (100%) of the RCUs shall vest in full on the third anniversary of the Date of Award (the "Vesting Date").

                  (2) Each vested RCU shall be settled through a cash payment equal to the Settlement Amount on the last business day of the month in which the Vesting Date occurs (or as soon as administratively practicable thereafter, but in no event later than March 15th of the calendar year immediately following the calendar year in which the Vesting Date occurs (the "Settlement Date")).

                  (3) If, after the Date of Award and prior to the Settlement Date, dividends with respect to Shares are declared or paid by the Company, the Participant shall be entitled to receive a cash bonus payment (the "Dividend Bonus") in an amount equal to the cumulative dividends declared or paid on a Share during such period multiplied by the number of RCUs. Any portion of the Dividend Bonus payable pursuant to cumulative dividends declared or paid as either a whole number or fractional number of Shares (the "Stock Dividend") shall be converted into a cash value by multiplying the Stock Dividend by the Fair Market Value of one Share on the applicable dividend payment date. The Dividend Bonus shall be paid in cash on the Settlement Date for the underlying RCUs. If the Participant's employment with the Company Group terminates prior to the Settlement Date for any reason set forth in Section C(1) of this Award Agreement or if a Change of Control occurs, the Participant shall be entitled to receive the accrued and unpaid portion of the Dividend Bonus at the time the RCUs are settled in accordance with Sections C(1) or D, as applicable. If the Participant's employment terminates prior to the Settlement Date for any reason set forth in Section C(2), any accrued and unpaid portion of the Dividend Bonus shall be forfeited.

            (C)   Termination of Employment.

                  (1) If, after the Date of Award and prior to the Settlement Date, the Participant's employment with the Company Group terminates due to the Participant's death, Disability or Retirement or a RIF Termination (each, as defined below), the RCUs shall vest immediately and shall settle, in accordance with Section B, on the last business day of the month in which the termination occurs (or as soon as administratively practicable thereafter); provided, however, in no event shall settlement occur later than March 15th of the calendar year immediately following the calendar year in which the Participant's termination of employment occurs. "Retirement" is defined as either (a) a Participant's election to retire upon attaining his or her "Normal Retirement Age"; or (ii) a Participant's election to retire upon (A) completing at least a 10-year "Period of Benefit Service" and (B) having either (1) attained age 55, or (2) incurred an "Eligible Termination" and, at the time of such "Eligible Termination," having attained age 54. The terms "Normal Retirement Age," "Period of Benefit Service" and "Eligible Termination" shall have the meaning as defined in the Retirement Plan. For purposes of this Award Agreement, (i) a "RIF Termination" shall mean the termination of a Participant's employment as a result of a reduction in force, corporate downsizing, change in operations, permanent and complete facility relocation or closing, or other similar job elimination, and (ii) "Disability" shall have the meaning ascribed thereto under the Company's long-term disability plan or policy applicable to the Participant, as in effect from time to time, or, in the event the Company has no long-term disability plan or policy, "Disability" shall have the same meaning as defined in the Company's applicable long-term disability plan or policy last in effect prior to the first date a Participant suffers from such Disability.

                  (2) If, prior to a Vesting Date, the Participant's employment with the Company Group terminates for any reason other than as set forth in Section C(1), the unvested RCUs shall be cancelled immediately and the Participant shall immediately forfeit any rights to, and shall not be entitled to receive any payments with respect to, the RCUs including, without limitation, dividend equivalents pursuant to Section B(4).

            (D) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, if, prior to the Settlement Date, a Change of Control occurs, the RCUs shall vest and settle immediately upon the effective date of the Change of Control.

            (E) Transferability. RCUs are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (F)   Miscellaneous.

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt for administration of the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to administer the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) Payments contemplated with respect to the RCUs are intended to comply with the short-term deferral exemption under Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder ("Section 409A"). Notwithstanding the forgoing or any provision of the Plan or this Award Agreement, if the Company determines that such exemption is not applicable to the RCUs, or any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of taxes, interest and penalties under Section 409A, and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A. This Section G(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the RCUs will not be subject to taxes, interest and penalties under
                        Section 409A.

                  (5) Payment of the Settlement Amount and the Dividend Bonus upon settlement of the RCUs is subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the Participant's FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant pursuant to the RCUs, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation,


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

                        or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (G) Refusal of Award. If the Participant desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.

            IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                  CIT Group Inc.

                  By: _______________________________
                      Name:
                      Title:


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